Other Non-Operating Expenses	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Other Non-Operating Expenses
13.	OTHER NON-OPERATING EXPENSES
In November 2020, the Company and the third-party financial institution reached an agreement relating to an alleged breach of an exclusivity undertaking contained in the term sheet that had been entered into between the Company, its principal shareholders and the financial institution in June 2020. The agreement resolved all disputes and waived any claims against each other relating to the term sheet and confirmed the absence of any known non-contractual
claims between the parties. While the Company did not admit any breach nor concede any liability under the term sheet, the Company agreed under the settlement agreement to pay 1,000 (reported as an operating cash outflow in the consolidated statement of cash flows).